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                                                                    EXHIBIT 10.4

                               [FIRST UNION LOGO]

                         MORTGAGE AND SECURITY AGREEMENT


         MORTGAGE AND SECURITY AGREEMENT dated September 20, 2001 (together with any amendments or modifications hereto in effect from time to time, the "MORTGAGE"), between ST. LUCIE WEST DEVELOPMENT CORP., a Delaware corporation and LAKE CHARLES DEVELOPMENT CORP., a Delaware corporation, having an office at 1850 Fountainview Boulevard, #201, Port St. Lucie, Florida 34986, Attn: James H. Anderson (collectively, "MORTGAGOR") and FIRST UNION NATIONAL BANK, a national banking association, having an office at 200 East Broward Boulevard, 9th Floor, Fort Lauderdale, Florida 33301 ("MORTGAGEE").


                                   WITNESSETH:

         WHEREAS, Mortgagor is indebted to Mortgagee in the principal sum of Ten Million Four Hundred Seventy Five Thousand and No/100 Dollars ($10,475,000.00) (the "LOAN"), together with interest thereon, as evidenced by a certain Promissory Note of even date herewith maturing on March 31, 2003 (the "NOTE"); and


         WHEREAS, Mortgagor is the owner of fee simple title to those certain tracts of land located in the City of Port St. Lucie, County of St. Lucie, State of Florida, as more particularly described in Schedule "A" attached hereto and made a part hereof (the "REAL ESTATE"); and

         WHEREAS, to induce Mortgagee to make the Loan and to secure payment of the Note and the other obligations described below, Mortgagor has agreed to execute and deliver this Mortgage.

                                GRANTING CLAUSES

         NOW, THEREFORE, to secure to Mortgagee (i) the repayment of all sums due under this Mortgage, the Note (and all extensions, renewals, replacements and amendments thereof) and the other Loan Documents (as such term is defined in the Note, the "LOAN DOCUMENTS"); (ii) the performance of all terms, conditions and covenants set forth in the Loan Documents; and (iii) all other obligations or indebtedness of Mortgagor, jointly and severally, to Mortgagee of whatever kind or character and whenever borrowed or incurred, including without limitation, principal, interest, fees, late charges and expenses, including attorneys' fees (subsections (i), (ii) and (iii) collectively, the "LIABILITIES"), Mortgagor has mortgaged, granted and conveyed and by these presents DOES HEREBY MORTGAGE, GRANT AND CONVEY TO MORTGAGEE, ITS SUCCESSORS AND ASSIGNS, all of Mortgagor's right, title and interest now owned or hereafter acquired in and to each of the following (collectively, the "PROPERTY"):

         (A) The Real Estate;

         (B) Any and all buildings and improvements now or hereafter erected on, under or over the Real Estate (the "IMPROVEMENTS");

         (C) Any and all fixtures, machinery, equipment and other articles of real, personal or mixed property, belonging to Mortgagor, at any time now or hereafter installed in, attached to or situated in or upon the Real Estate, or the buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Real Estate, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not such real, personal or mixed property is or shall be affixed thereto, and all replacements, substitutions and proceeds of the foregoing (all of the foregoing herein called the "SERVICE EQUIPMENT"), including without limitation: (i) all appliances, furniture and furnishings; all articles of



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interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all supplies, tools and accessories; all storm and screen windows, shutters, doors, decorations, awnings, shades, blinds, signs, trees, shrubbery and other plantings; (ii) all building service fixtures, machinery and equipment of any kind whatsoever; all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, irrigating, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures, apparatus, machinery and equipment; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers and generators; (iii) all building materials, building machinery and building equipment delivered on site to the Real Estate during the course of, or in connection with any construction or repair or renovation of the buildings and improvements; (iv) all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof; and (v) all files, books, ledgers, reports and records relating to any of the foregoing;

         (D) Any and all leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the Real Estate, Improvements, Service Equipment or all or any other portion of the Property and all extensions, renewals, amendments, modifications and replacements thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, the "LEASES"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Real Estate, Improvements, Service Equipment or all or any other portion of the Property including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (collectively, the "RENTS"); all of the following personal property (collectively referred to as the "CONTRACTS"): all accounts, general intangibles and contract rights (including any right to payment thereunder, whether or not earned by performance) of any nature relating to the Real Estate, Improvements, Service Equipment or all or any other portion of the Property or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts and architect's agreements; all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; and all insurance policies, books of account and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Real Estate, Improvements, Service Equipment or all or any other portion of the Property;

         (E) Any and all estates, rights, tenements, hereditaments, privileges, easements, reversions, remainders and appurtenances of any kind benefiting or appurtenant to the Real Estate, Improvements or all or any other portion of the Property; all means of access to and from the Real Estate, Improvements or all or any other portion of the Property, whether public or private; all streets, alleys, passages, ways, water courses, water and mineral rights appurtenant to the Real Estate, Improvements or all or any other portion of the Property; Improvements or all or any other portion of the Real Estate including, without limitation, all development rights and special declarant rights solely related to the Real Estate; and all other claims or demands of Mortgagor, either at law or in equity, in possession or expectancy of, solely in, or to the Real Estate, Improvements or all or any other portion of the Property (all of the foregoing described in this subsection E herein called the "APPURTENANCES"); and

         (F) Any and all "proceeds" of any of the above-described Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, which term "proceeds" shall have the meaning given to it in the Uniform Commercial Code, as amended, (the "CODE") of the State in which the Property is located (collectively, the "PROCEEDS") and shall additionally include whatever is received upon the use, lease, sale, exchange, transfer, collection or other utilization or any disposition or conversion of any of the Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory solely related to the Property.

         (G) All rights and benefits of whatsoever nature derived or to be derived by the Assignor under and by virtue of "seller's" interest, whether now owned or hereinafter acquired, in all purchase and sale agreements for the sale by Mortgagor of portions of the Property as described in SCHEDULE A hereto and



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as may be subsequently entered into by Mortgagor, together with all amendments and modifications thereof (collectively referred to as the "PURCHASE CONTRACTS" and individually referred to as a "PURCHASE CONTRACT"), together with any and all deposits, down payments, escrow account deposits, and the like, regardless of form, such as cash, certificates of deposit or letters of credit (including the proceeds thereof) (collectively the "DOWN PAYMENTS"), made thereunder solely in connection with such Purchase Agreements.

         (H) All building permits, surveys, architectural plans and specifications, density allocations, certificates of concurrency, governmental approvals, licenses, agreements with utilities companies and all other consents and approvals which Mortgagor may now or hereafter own with respect to or in connection solely with the Real Estate and/or any improvements now or hereafter constructed thereon;

         TO HAVE AND TO HOLD the above granted and conveyed Property unto and to the proper use and benefit of Mortgagee, its successors and assigns, forever.

         PROVIDED ALWAYS, and these presents are upon the express condition, that if (i) all the Liabilities, including without limitation, all termination payments and any other amounts due under or in connection with any swap agreements secured hereunder, are paid in full, (ii) each and every representation, warranty, agreement and covenant of this Mortgage and the other Loan Documents are complied with and abided by, and (iii) any swap agreements secured hereunder have matured or been terminated, then this Mortgage and the estate hereby created shall cease and be null and void and canceled of record.

         The terms of the Loan Documents are hereby made a part of this Mortgage to the same extent and with the same effect as if fully set forth herein. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Documents.

         AND Mortgagor covenants and agrees with and represents to Mortgagee as follows:

1. FUTURE ADVANCES; PROTECTION OF PROPERTY. This Mortgage shall secure any additional loans as well as any and all present or future advances and readvances under the Liabilities made by Mortgagee to or for the benefit of Mortgagor or the Property within twenty (20) years from the date hereof (whether such advance are obligatory or made at the option of Bank or otherwise), including, without limitation: (i) principal, interest, late charges, fees and other amounts due under the Liabilities or this Mortgage; (ii) after an Event of Default, all advances made or costs incurred by Mortgagee for the payment of real estate taxes, assessments or other governmental charges, maintenance charges, insurance premiums, appraisal charges, environmental inspection, audit, testing or compliance costs, and costs incurred by Mortgagee for the enforcement and protection of the Property or the lien of this Mortgage; and (iii) all legal fees, costs and other expenses incurred by Mortgagee by reason of any default or otherwise in connection with the Liabilities permitted by the Loan Documents. The total amount of the Liabilities that may be so secured may decrease to a zero amount from time to time, or may increase from time to time, but the total unpaid balance secured at any one time shall not exceed Twenty Million Nine Hundred Fifty Thousand and No/100 Dollars ($20,950,000.00). Mortgagor agrees that if, at any time during the term of this Mortgage or following a foreclosure hereof (whether before or after the entry of a judgment of foreclosure), Mortgagor fails to perform or observe any covenant or obligation under this Mortgage including, without limitation, payment of any of the foregoing, Mortgagee may (but shall not be obligated to) take such steps as are reasonably necessary to remedy any such nonperformance or nonobservance and provide payment thereof. All amounts advanced by Mortgagee shall be added to the amount secured by this Mortgage and the other Loan Documents (and, if advanced after the entry of a judgment of foreclosure, by such judgment of foreclosure), and shall be due and payable on demand, together with interest at the Default Rate set forth in the Note, such interest to be calculated from the date of such advance to the date of repayment thereof.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS.


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         2.1 PAYMENT AND PERFORMANCE. Mortgagor shall (a) pay to Mortgagee all sums required to be paid by Mortgagor under the Loan Documents, in accordance with their stated terms and conditions; (b) perform and comply with all terms, conditions and covenants set forth in each of the Loan Documents by which Mortgagor is bound; and (c) perform and comply with all of Mortgagor's obligations and duties as landlord under any Leases.

         2.2 SEISIN AND WARRANTY. Mortgagor hereby warrants that (a) Mortgagor is seized of an indefeasible estate in fee simple in, and warrants the title to, the Real Estate; (b) Mortgagor has the right, full power and lawful authority to mortgage, grant, convey and assign the same to Mortgagee in the manner and form set forth herein, subject to the permitted exceptions on the title commitment and policy provided to Mortgagee for the Loan; and (c) this Mortgage is a valid and enforceable first lien on the Property, subject to the permitted exceptions on the title commitment and policy provided to Mortgagee. Mortgagor hereby covenants that Mortgagor shall (a) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against all lawful claims whatsoever; and (b) execute, acknowledge and deliver all such further documents or assurances as may at any time hereafter be required by Mortgagee to protect fully the lien of this Mortgage.

         2.3 INSURANCE. (a) Mortgagor shall obtain and maintain at all times throughout the term of this Mortgage comprehensive general public liability insurance covering all operations of Mortgagor in an amount of not less than One Million and No/100 Dollars ($1,000,000.00) against claims and liability for bodily injury or property damage to persons or property occurring on the Property.

                  (b) Each insurance policy required under this Section shall:
(i) be written by an insurance company authorized or licensed to do business in the state within which the Property is located having an Alfred M. Best Company, Inc. rating of "A-" or higher and a financial size category of not less than IX;
(ii) be for terms of a least one year, with premium prepaid; (iii) be subject to the reasonable approval of Mortgagee as to insurance companies, amounts, content, forms of policies and expiration dates; and (iv) name Mortgagee, its successors and assigns: (1) as an additional insured under all liability insurance policies, and (2) as the first mortgagee, under a standard non-contributory mortgagee clause, on all property insurance policies and all loss of rents or loss of business income insurance policies.

                  (c) Mortgagor further agrees that each insurance policy: (i) shall provide at least thirty (30) days' prior written notice to Mortgagee prior to any policy reduction or cancellation for any reason; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance; (iii) shall waive all rights of setoff, counterclaim, deduction or subrogation against Mortgagor; and (iv) shall exclude Mortgagee from the operation of any coinsurance clause.

                  (d) At least thirty (30) days prior to the expiration of any insurance policy, Mortgagor shall furnish evidence satisfactory to Mortgagee that such policy has been renewed or replaced or is no longer required.

                  (e) Notwithstanding the foregoing, in the event that Mortgagor fails to maintain insurance in accordance with this Section 2.3., and Mortgagee elects to obtain insurance to protect its interests hereunder, Mortgagee may obtain insurance set forth above as Mortgagee deems appropriate to protect Mortgagee's interest only and Mortgagee shall have no duty or obligation to Mortgagor to maintain insurance in any greater amount or of any other type for the benefit of Mortgagor. All insurance premiums incurred or paid by Mortgagee shall be at Mortgagor's sole cost and expense in accordance with Section 1 hereof. Mortgagee's election to obtain insurance shall not be deemed to waive any Event of Default (as hereinafter defined) hereunder.

         2.4 TAXES AND OTHER CHARGES. Mortgagor shall promptly pay and discharge all taxes, assessments (including, without limitation, community development district assessments), water and sewer rents, and other governmental charges imposed upon the Property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon the Property. Notwithstanding



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the foregoing, Mortgagor shall have the right to contest, at its own expense, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of such taxes, assessments, water and sewer rents, or other governmental charges, PROVIDED that: (a) Mortgagor has established on its books or by deposit of cash with Mortgagee, at the option of Mortgagee, a reserve for the payment thereof in such amount as Mortgagee may require; and (b) such contest operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of the Property to pay such item. Mortgagor shall promptly provide to Mortgagee, upon request, copies of receipted tax bills, canceled checks or other evidence satisfactory to Mortgagee evidencing that such taxes, assessments, water and sewer rents, and other governmental charges have been timely paid. Mortgagor shall not claim or demand or be entitled to any credit on account of the Liabilities for any part of the taxes paid with respect to the Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Property, or any part thereof, by reason of this Mortgage.

         2.5 ESCROWS. After an Event of Default, if required by Mortgagee, Mortgagor shall pay to Mortgagee at the time of each installment of principal and interest due under the Note, and commencing with the first payment due after the date of such request, a sum equal to (a) the amount of the next installment of taxes and assessments levied or assessed against the Property, and/or (b) the premiums which will next become due on the insurance policies required by this Mortgage, all in amounts as estimated by Mortgagee, less all sums already paid therefor or deposited with Mortgagee for the payment thereof, divided by the number of payments to become due before one (1) month prior to the date when such taxes and assessments and/or premiums, as applicable, will become due, such sums to be held by Mortgagee to pay the same when due. If such escrow funds are not sufficient to pay such taxes and assessments and/or insurance premiums, as applicable, as the same become due, Mortgagor shall pay to Mortgagee, upon request, such additional amounts as Mortgagee shall estimate to be sufficient to make up any deficiency. No amount paid to Mortgagee hereunder shall be deemed to be trust funds but may be commingled with general funds of Mortgagee and no interest shall be payable thereon. Upon the occurrence of an Event of Default, Mortgagee shall have the right, at its sole discretion, to apply any amounts so held against the Liabilities.

         2.6 TRANSFER OF TITLE. Without the prior written consent of Mortgagee in each instance, Mortgagor shall not cause or permit any transfer of the Property or any part thereof, whether voluntarily, involuntarily or by operation of law, nor shall Mortgagor transfer the Property. A "TRANSFER" of the Property includes: (a) the direct or indirect sale, transfer or conveyance of the Property or any portion thereof or interest therein; (b) the execution of an installment sale contract or similar instrument affecting all or any portion of the Property; (c) if Mortgagor, or any general partner or member of Mortgagor, is a corporation, partnership, limited liability company or other business entity, the transfer (whether in one transaction or a series of transactions) of any stock, partnership, limited liability company or other ownership interests in such corporation, partnership, limited liability company or entity except to entities controlled by Bank Atlantic BanCorp., directly or indirectly; (d) if Mortgagor, or any general partner or member of Mortgagor, is a corporation, the creation or issuance of new stock by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders except to entities controlled by Bank Atlantic BanCorp. directly or indirectly; and (e) an agreement by Mortgagor leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of or the grant of a security interest in and to any Leases. Mortgagor shall be allowed to convert either or both entities comprising Mortgagor form a corporation to a limited liability company, so long as the existing shareholders of such entity(s) at the time of conversion become the sole members of the new company. Mortgagor may enter into agreements to sell portions of the Property provided such portions of the Property are released from the lien of this Mortgage at the time of the closing of such sale.

         2.7 NO ENCUMBRANCES. Mortgagor shall not create or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), encumbrance, attachment, levy, distraint or other judicial process on or against the Property or any part thereof (including, without limitation, fixtures and other personalty), whether superior or inferior to the lien of this Mortgage, without the prior written consent of Mortgagee. Mortgagee consents to those certain liens and encumbrances identified in SCHEDULE B attached hereto and incorporated herein. If any lien or



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encumbrance is filed or entered without Mortgagor's consent, Mortgagor shall have it removed of record within fifteen (15) days after it is filed or entered.

         2.8 REMOVAL OF FIXTURES. Mortgagor shall not remove or permit to be removed from the Property any fixtures presently or in the future owned by Mortgagor as the term "fixtures" is defined by the law of the state where the Property is located (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value).

         2.9 MAINTENANCE AND REPAIR; ALTERATIONS. (a) Mortgagor shall (i) abstain from and not permit the commission of waste in or about the Property;
(ii) keep the Property, at Mortgagor's own cost and expense, in good and substantial repair, working order and condition; and (iii) make or cause to be made, as and when necessary, all repairs and replacements, whether or not insurance proceeds are available therefor. All alterations, replacements, renewals or additions made pursuant hereto shall automatically become a part of the Property and shall be covered by the lien of this Mortgage. The parties recognize the Real Estate is vacant but Mortgagor shall be entitled to perform subdivision improvements thereon in accordance with applicable requirements of Purchase Contracts previously approved by Mortgagee.

                  (b) Mortgagee, and any persons authorized by Mortgagee, shall have the right, but not the obligation, to enter upon the Property at any reasonable time to inspect and photograph its condition and state of repair. In the event any such inspection reveals, in the sole discretion of Mortgagee, the necessity for any clean-up or maintenance to avoid waste or violation of law, Mortgagor shall, at the discretion of Mortgagee, either: (i) cause such work to be effected immediately; or (ii) promptly establish an interest bearing reserve fund with Mortgagee in an amount determined by Mortgagee for the purpose of effecting such work.

         2.10 COMPLIANCE WITH APPLICABLE LAWS. Mortgagor agrees to observe, conform and comply, and to cause its tenants to observe, conform and comply with all federal, state, county, municipal and other governmental or quasi-governmental laws, rules, regulations, ordinances, codes, requirements, covenants, conditions, orders, licenses, permits, approvals and restrictions, including without limitation, Environmental Laws (as defined below) and the Americans with Disabilities Act of 1990 (collectively, the "LEGAL REQUIREMENTS"), now or hereafter affecting all or any part of the Property, its occupancy or the business or operations now or hereafter conducted thereon and the personalty contained therein, within such time as required by such Legal Requirements. Mortgagor represents and warrants that it has caused the Property to be designed, and the Property currently is, in compliance with all Legal Requirements applicable to the Property.

         2.11 DAMAGE, DESTRUCTION AND CONDEMNATION. (a) If all or any part of the Property shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of the Property shall be taken or condemned by a competent authority for any public or quasi-public use or purpose, there shall be no abatement or reduction in the amounts payable by Mortgagor under the Loan Documents and Mortgagor shall continue to be obligated to make such payments.

                  (b) If all or any part of the Property is partially or totally damaged or destroyed, Mortgagor shall give prompt notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Mortgagor hereby authorizes and directs any affected insurance company to make payment under such insurance, including return of unearned premiums, to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft thereof, which appointment, being for security, is coupled with an interest and irrevocable. Mortgagee is hereby authorized and empowered by Mortgagor to settle, adjust or compromise, in consultation with Mortgagor, any claims for loss, damage or destruction to the Property. Mortgagor shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. Mortgagor shall have no claim against the insurance proceeds, or be entitled to any portion thereof, and all rights to the insurance proceeds are hereby assigned to Mortgagee as security for payment of the Liabilities. Mortgagee shall have the option, in its sole discretion, of paying or applying all or any part of the insurance proceeds to: (i) reduction of the Liabilities; (ii) restoration,


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replacement or repair of the Property in accordance with Mortgagee's standard construction loan disbursement conditions and requirements; or (iii) Mortgagor.

                  (c) Immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of all or any part of the Property, Mortgagor shall give notice to Mortgagee. Mortgagor shall, at its sole cost and expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts, and shall cooperate with it in the defense of any such proceeding. Mortgagee may participate in any such proceeding and Mortgagor shall from time to time deliver to Mortgagee all instruments requested by it to permit such participation. Mortgagor shall not, without Mortgagee's prior written consent, enter into any agreement (i) for the taking or conveyance in lieu thereof of all or any part of the Property, or (ii) to compromise, settle or adjust any such proceeding. All awards and proceeds of condemnation are hereby assigned to Mortgagee, and Mortgagor, upon request by Mortgagee, agrees to make, execute and deliver any additional assignments or documents necessary from time to time to enable Mortgagee to collect the same. Such awards and proceeds shall be paid or applied by Mortgagee, in its sole discretion, to:
(i) reduction of the Liabilities; (ii) restoration, replacement or repair of the Property in accordance with Mortgagee's standard construction loan disbursement conditions and requirements; or (iii) Mortgagor.

                  (d) Nothing herein shall relieve Mortgagor of its duty to repair, restore, rebuild or replace the Property following damage or destruction or partial condemnation if no or inadequate insurance proceeds or condemnation awards are available to defray the cost of repair, restoration, rebuilding or replacement.

         2.12 REQUIRED NOTICES. Mortgagor shall notify Mortgagee within three
(3) days of: (a) receipt of any notice from any governmental or quasi-governmental authority relating to the structure, use or occupancy of the Property or alleging a violation of any Legal Requirement; (b) a substantial change in the occupancy or use of all or any part of the Property; (c) receipt of any notice from the holder of any lien or security interest in all or any part of the Property; (d) commencement of any litigation affecting or potentially affecting the financial ability of Mortgagor or the value of the Property; (e) a pending or threatened condemnation of all or any part of the Property; (f) a fire or other casualty causing damage to all or any part of the Property; (g) receipt of any notice with regard to any Release of Hazardous Substances (as such terms are defined below) or any other environmental matter affecting the Property or Mortgagor's interest therein; (h) receipt of any request for information, demand letter or notification of potential liability from any entity relating to potential responsibility for investigation or clean-up of Hazardous Substances on the Property or at any other site owned or operated by Mortgagor; (i) receipt of any notice from any tenant of all or any part of the Property alleging a default, failure to perform or any right to terminate its lease or to set-off rents; or (j) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on or security interest in all or any part of the Property.

         2.13 BOOKS AND RECORDS; INSPECTION. Mortgagor shall keep and maintain
(a) complete and accurate books and records, in accordance with generally accepted accounting principles consistently applied, reflecting all items of income and expense in connection with the operation of the Property, and (b) copies of all written contracts, leases and other agreements affecting the Property. Mortgagee or its designated representatives shall, upon reasonable prior notice to Mortgagor, have (a) the right of entry and free access to the Property during business hours (which may be without notice in any case of emergency) to inspect the Property, and (b) the right to examine and audit all books, contracts and records of Mortgagor relating to the Property.

         2.14 RIGHT TO REAPPRAISE. Mortgagee shall have the right to conduct or have conducted by an independent appraiser acceptable to Mortgagee appraisals of the Property in form and substance satisfactory to Mortgagee at the sole cost and expense of Mortgagor; PROVIDED, HOWEVER, that Mortgagor shall not be obligated to bear the expense of such appraisals so long as (a) no Event of Default exists, and (b) such appraisals are not required by applicable law, rule or regulation of any governmental authority having jurisdiction over Mortgagee and Mortgagor shall not be obligated to pay for appraisals more frequently than one a year unless required by applicable law or by governmental agencies having regulatory authority over Mortgage or if an Event of Default exists under this


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Mortgage. All such appraisal costs and fees shall be paid by Mortgagor upon demand by Mortgagee. The cost of such appraisals, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage in accordance with the provisions of Section 1 hereof.

         2.15 OWNERSHIP OF MORTGAGOR. Mortgagor, at all times during the term of the Note, shall be owned and controlled by entities that are majority owned directly or indirectly by Bank Atlantic BanCorp.

3. SECURITY AGREEMENT. This Mortgage constitutes a security agreement under the Code and shall be deemed to constitute a fixture financing statement. Mortgagor hereby grants to Mortgagee a security interest in the personal and other property (other than real property) included in the Property (to the extent transferable), and all replacements of, substitutions for, and additions to, such property, and the proceeds thereof. Mortgagor shall, at Mortgagor's own expense, execute, deliver, file and refile any financing or continuation statements or other security agreements Mortgagee may require from time to time to perfect, confirm or maintain the lien of this Mortgage with respect to such property. A photocopy of an executed financing statement shall be effective as an original. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for or on behalf of Mortgagor at Mortgagor's expense, which appointment, being for security, is coupled with an interest and shall be irrevocable.

4. ASSIGNMENT OF SALES CONTRACTS, DOWN PAYMENTS, LEASES, RENTS, PROFITS, PERMITS, DEPOSITS, APPROVALS, LICENSES, WARRANTIES AND OTHER AGREEMENTS **

         4.1 Mortgagor hereby absolutely, presently and unconditionally conveys, transfers and assigns to Mortgagee all of Mortgagor's right, title and interest, now existing or hereafter arising, in and to the Leases and Rents. Notwithstanding that this assignment is effective immediately, so long as no Event of Default exists, Mortgagor shall have the privilege under a revocable license granted hereby to operate and manage the Property and to collect, as they become due, but not prior to accrual, the Rents. Mortgagor shall receive and hold such Rents in trust as a fund to be applied, and Mortgagor hereby covenants and agrees that such Rents shall be so applied, first to the operation, maintenance and repair of the Property and the payment of interest, principal and other sums becoming due under the Liabilities, before retaining and/or disbursing any part of the Rents for any other purpose. The license herein granted to Mortgagor shall automatically, without notice or any other action by Mortgagee, terminate upon the occurrence of an Event of Default, and all Rents subsequently collected or received by Mortgagor shall be held in trust by Mortgagor for the sole and exclusive benefit of Mortgagee. Nothing contained in this Section 4.1, and no collection by Mortgagee of Rents, shall be construed as imposing on Mortgagee any of the obligations of the lessor under the Leases.

         4.2 Mortgagor shall timely perform all of its obligations under the Leases. Mortgagor represents and warrants that: (a) Mortgagor has title to and full right to assign presently, absolutely and unconditionally the Leases and Rents; (b) no other assignment of any interest in any of the Leases or Rents has been made; (c) there are no leases or agreements to lease all or any portion of the Property now in effect except the Leases, true and complete copies of which have been furnished to Mortgagee, and no written or oral modifications have been made thereto; (d) there is no existing default by Mortgagor or by any tenant under any of the Leases, nor has any event occurred which due to the passage of time, the giving or failure to give notice, or both, would constitute a default under any of the Leases and, to the best of Mortgagor's knowledge, no tenant has any defenses, set-offs or counterclaims against Mortgagor; (e) the Leases are in full force and effect; and (f) Mortgagor has not accepted Rent under any Lease more than thirty (30) days in advance of its accrual, and payment thereof has not otherwise been forgiven, discounted or compromised.

         4.3 Mortgagor shall not, without the prior written consent of
Mortgagee: (a) enter into any lease of all or any portion of the Property; (b) amend, modify, terminate or accept a surrender of any Lease; or (c) collect or accept rent from any tenant of the Property for a period of more than one month in advance. Any of the foregoing acts, if done without the prior written consent of Assignee in each instance, shall be null and void.

5. DECLARATION OF NO OFFSET. Mortgagor represents to Mortgagee that Mortgagor has no knowledge of any offsets, counterclaims or defenses to the Liabilities either at law or in equity. Mortgagor shall, within three (3) days upon request in person or within seven (7) days upon request by mail, furnish to Mortgagee or Mortgagee's designee a written statement in form satisfactory to Mortgagee stating the amount due under the Liabilities and whether there are offsets or defenses against the same, and if so, the nature and extent thereof.

6. ENVIRONMENTAL MATTERS.

         6.1 DEFINITIONS. As used herein, "ENVIRONMENTAL LAWS" shall mean all existing or future federal, state and local statutes, ordinances, regulations, rules, executive orders, standards and requirements, including the requirements imposed by common law, concerning or relating to industrial hygiene and the protection of health and the environment including but not limited to: (a) those relating to the generation, manufacture, storage, transportation, disposal, release, emission or discharge of Hazardous Substances (as hereinafter defined);
(b) those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property; and (c) those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property. Any terms mentioned herein which are defined in any Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

         6.2 REPRESENTATIONS, WARRANTIES AND COVENANTS. Mortgagor represents, warrants, covenants and agrees as follows:

                  (a) Neither Mortgagor nor the Property or any occupant thereof is in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Environmental Law. Mortgagor shall not cause or permit the Property to be in violation of, or do anything which would subject the Property to any remedial obligations under, any Environmental Law, and shall promptly notify Mortgagee in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Environmental Law. In addition, Mortgagor shall provide Mortgagee with copies of any and all material written communications with any governmental authority in connection with any Environmental Law, concurrently with Mortgagor's giving or receiving of same.

                  (b) To the best of Mortgagor's knowledge, the Mortgagor believes Mortgagor has taken all steps necessary to determine and has determined that there has been no release, spill, discharge, leak, disposal or emission (individually a "RELEASE" and collectively, "RELEASES") of any Hazardous Material, Hazardous Substance or Hazardous Waste, including gasoline, petroleum products, explosives, toxic substances, solid wastes and radioactive materials (collectively, "HAZARDOUS SUBSTANCES") at, upon, under or within the Property. The use which Mortgagor or any other occupant of the Property makes or intends to make of the Property will not result in Release of any Hazardous Substances on or to the Property. During the term of this Mortgage, Mortgagor shall take all steps necessary to determine whether there has been a Release of any Hazardous Substances on or to the Property and if Mortgagor finds a Release has occurred, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense.

                  (c) The Property has never been used by the present or previous owners and/or operators nor will be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, heat, treat, recycle or dispose of Hazardous Substances.

                  (d) The Property: (i) is being and has been operated in compliance with all Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (ii) does not have any Hazardous Substances present excepting small quantities of petroleum and chemical products, in proper storage containers, that are necessary for the construction or operation of the commercial business of Mortgagor and its tenants, and the usual waste products therefrom ("PERMITTED SUBSTANCES").

                  (e) Mortgagor will and will cause its tenants to operate the Property in compliance with all Environmental Laws and, other than Permitted Substances, will not place or permit to be placed any Hazardous Substances on the Property.

                  (f) No lien has been attached to or threatened to be imposed upon the Property, and there is no basis for the imposition of any such lien based on any governmental action under Environmental Laws. Neither Mortgagor nor any other person has been, is or will be involved in operations at the Property which could lead to the imposition of environmental liability on Mortgagor, or on any subsequent or former owner of the Property, or the creation of an environmental lien on the Property. In the event that any such lien is filed, Mortgagor shall, within (30) days from the date that the Mortgagor is given notice of such lien (or within such shorter period of time as is appropriate in the event that steps have commenced to have the Property sold), either: (i) pay the claim and remove the lien from the Property; or (ii) furnish a cash deposit, bond or other security satisfactory in form and substance to Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

         6.3 RIGHT TO INSPECT AND CURE. Mortgagee shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Mortgagee shall deem necessary or advisable from time to time at the sole cost and expense of Mortgagor; PROVIDED, HOWEVER, that Mortgagor shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (a) no Event of Default exists, and (b) Mortgagee has no cause to believe in its sole reasonable judgment that there has been a Release or threatened Release of Hazardous Substances at the Property or that Mortgagor or the Property is in violation of any Environmental Law. The cost of such inspections, audits and tests, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage. Mortgagor shall, and shall cause each tenant of the Property to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Property. In the event that Mortgagor fails to comply with any Environmental Law, Mortgagee may, in addition to any of its other remedies under this Mortgage, cause the Property to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage in accordance with the provisions of Section 1 hereof.

7. EVENTS OF DEFAULT. Each of the following shall constitute a default (each, an "EVENT OF DEFAULT") hereunder:

         7.1 Non-payment when due of any sum required to be paid to Mortgagee under any of the Loan Documents, including without limitation, principal and interest not cured within five (5) days of the date when due;

         7.2 A breach of any covenant contained in Sections 2.3, 2.4, 2.6, 2.7,
2.12 or 2.15 hereof not cured within ten (10) days within notice from Mortgagee to Mortgagor;

         7.3 A breach by Mortgagor of any other term, covenant, condition, obligation or agreement under this Mortgage, and the continuance of such breach for a period of fifteen (15) days after written notice thereof shall have been given to Mortgagor; provided that if the nature of such breach is such that it cannot reasonably be cured within such time, then if Mortgagor commences such cure within such fifteen (15) day period and proceeds diligently to complete such cure, then such cure period shall be extended up to sixty (60) days to complete such cure.;

         7.4 An Event of Default under any of the other Loan Documents;

         7.5 Any representation or warranty made by Mortgagor or by any Guarantor in any Loan Document or to induce Mortgagee to enter into the transactions contemplated hereunder shall prove to be false, incorrect or misleading in any material respect as of the date when made;

         7.6 The filing by or against Mortgagor or any Guarantor of a petition seeking relief, or the granting of relief, under the Federal Bankruptcy Code or any similar federal or state statute; any assignment for the benefit of creditors made by Mortgagor or any Guarantor; the appointment of a custodian, receiver, liquidator or trustee for Mortgagor or any Guarantor or for any of the property of Mortgagor or such Guarantor, or any action by Mortgagor or any Guarantor to effect any of the foregoing; or if Mortgagor or any Guarantor becomes insolvent (however defined) or is not paying its debts generally as they become due;

         7.7 The death, dissolution, liquidation, merger, consolidation or reorganization of Mortgagor (except as may be provided otherwise in Section 2.6 hereof, or the institution of any proceeding to effect any of the foregoing;

         7.8 A default under any other obligation by Mortgagor or any Guarantor in favor of Mortgagee, including obligations arising under swap agreements (as defined in 11 U.S.C. ss. 101), or under any document securing or evidencing such obligation, whether or not such obligation is secured by the Property;

         7.9 A default under any other obligation secured by the Property or any part thereof.

8. REMEDIES. If an Event of Default shall have occurred and be continuing, Mortgagee may take any of the following actions:

         8.1 ACCELERATION. Mortgagee may declare the entire amount of the Liabilities immediately due and payable, without further presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in any of the Loan Documents. Mortgagee may charge and collect interest from the date of default until cured on the unpaid balance of the Liabilities, at the Default Rate set forth in the Note. In addition, any and all accelerations of any portion of the remaining principal balance of the Liabilities (including, without limitation, foreclosure by Mortgagee under this Mortgage) shall be subject to the Prepayment Consideration (as defined and described in the Note), if any.

         8.2 POSSESSION. Mortgagee may enter upon and take possession of the Property, with or without legal action, lease the Property, collect therefrom all rentals and, after deducting all costs of collection and administration expense, apply the net rentals to any one or more of the following items in such manner and in such order of priority as Mortgagee, in Mortgagee's sole discretion, may elect: the payment of any sums due under any prior lien, taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, to the maintenance, repair or restoration of the Property, or on account of the Liabilities. Mortgagee is given full authority to do any act which Mortgagor could do in connection with the management and operation of the Property. This covenant is effective either with or without any action brought to foreclose this Mortgage and without applying for a receiver of such rents. In addition to the foregoing, upon the occurrence of an Event of Default, Mortgagor shall pay monthly in advance to Mortgagee or to any receiver appointed to collect said rents the fair and reasonable rental value for Mortgagor's use and occupation of the Property, and upon default in any such payment Mortgagor shall vacate and surrender the possession of the Property to Mortgagee or to such receiver. If Mortgagor does not vacate and surrender the Property then Mortgagor may be evicted by summary proceedings.

         8.3 FORECLOSURE. Mortgagee may institute any one or more actions of mortgage foreclosure against all or any part of the Property, or take such other action at law, equity or by contract for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Liabilities. The unpaid balance of any judgment shall bear interest at the greater of (a) the statutory rate provided for judgments, or (b) the Default Rate. Without limiting the foregoing, Mortgagee may foreclose this Mortgage and exercise its rights as a secured party for all or any portion of the Liabilities which are then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable. In case of any sale of the Property by judicial proceedings, the Property may be sold in one parcel or in such parcels, manner or order as Mortgagee in its sole discretion may elect. Mortgagor, for itself and anyone claiming by, through or under it, hereby agrees that Mortgagee shall in no manner, in law or in equity, be limited, except as herein provided, in the exercise of its rights in the Property or in any other security hereunder or otherwise appertaining to the Liabilities or any other obligation secured by this Mortgage, whether by any statute, rule or precedent which may otherwise require said security to be marshalled in any manner and Mortgagor, for itself and others as aforesaid, hereby expressly waives and releases any right to or benefit thereof. The failure to make any tenant a defendant to a foreclosure proceeding shall not be asserted by Mortgagor as a defense in any proceeding instituted by Mortgagee to collect the Liabilities or any deficiency remaining unpaid after the foreclosure sale of the Property.

         8.4 APPOINTMENT OF RECEIVER. Mortgagee may petition a court of competent jurisdiction to appoint a receiver of the Property. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver, without regard to the then value of the Property or whether the Property shall be then occupied as a homestead or not, and without regard to whether Mortgagor has committed waste or allowed deterioration of the Property, and Mortgagee or any agent of Mortgagee may be appointed as such receiver. Mortgagor hereby agrees that Mortgagee has a special interest in the Property and absent the appointment of such receiver the Property shall suffer waste and deterioration and Mortgagor further agrees that it shall not contest the appointment of a receiver and hereby so stipulates to such appointment pursuant to this paragraph. Such receiver shall have the power to perform all of the acts permitted Mortgagee pursuant to Section 8.2 above and such other powers which may be necessary or customary in such cases for the protection, possession, control, management and operation of the Property during such period.

         8.5 RIGHTS AS A SECURED PARTY. Mortgagee shall have, in addition to other rights and remedies available at law or in equity, the rights and remedies of a secured party under the Code. Mortgagee may elect to foreclose such of the Property as then comprise fixtures pursuant either to the law applicable to foreclosure of an interest in real estate or to that applicable to personal property under the Code. To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

         8.6 EXCESS MONIES. Mortgagee may apply on account of the Liabilities any unexpended monies still retained by Mortgagee that were paid by Mortgagor to
Mortgagee: (a) for the payment of, or as security for the payment of taxes, assessments or other governmental charges, insurance premiums, or any other charges; or (b) to secure the performance of some act by Mortgagor.

         8.7 OTHER REMEDIES. Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not any other Liabilities shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced. In addition, Mortgagee shall have the right to set-off all or any part of any amount due by Mortgagor to Mortgagee under any of the Liabilities, against any indebtedness, liabilities or obligations owing by Mortgagee in any capacity to Mortgagor, including any obligation to disburse to Mortgagor any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

9. MORTGAGE RELEASES. Provided no Event of Default exists under this Mortgage, Mortgagor shall release portions of the Property from the lien and encumbrance of this Mortgage upon payment to Mortgagee of release prices as provided in Schedule C attached hereto and incorporated herein (the "RELEASE PRICE(S)"). Mortgagee's counsel shall prepare the form of Partial Release. All reasonable costs associated with any releases for work performed to accommodate Borrowers' release requests, including, but not limited to, recording costs and Mortgagee's attorney's fees (which fee shall be $150 for each Partial Release) shall be paid by Mortgagor.

10. MISCELLANEOUS.

         10.1 NOTICES. All notices and communications under this Mortgage shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in this Mortgage. Notice shall be deemed to have been given and received: (a) if by hand delivery, upon delivery; (b) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (c) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

         10.2 REMEDIES CUMULATIVE. The rights and remedies of Mortgagee as provided in this Mortgage or in any other Loan Document shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Mortgagee at law or in equity. The failure, at any one or more times, of Mortgagee to assert the right to declare the Liabilities due, grant any extension of time for payment of the Liabilities, take other or additional security for the payment thereof, release any security, change any of the terms of the Loan Documents, or waive or fail to exercise any right or remedy under any Loan Document shall not in any way affect this Mortgage or the rights of Mortgagee.

         10.3 NO IMPLIED WAIVER. Mortgagee and Mortgagor shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Mortgagee or Mortgagor, as applicable, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

         10.4 PARTIAL INVALIDITY. The invalidity or unenforceability of any one or more provisions of this Mortgage shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

         10.5 BINDING EFFECT. The covenants, conditions, waivers, releases and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns and are intended and shall be held to be real covenants running with the land; provided, however, that this Mortgage cannot be assigned by Mortgagor without the prior written consent of Mortgagee, and any such assignment or attempted assignment by Mortgagor shall be void and of no effect with respect to Mortgagee.

         10.6 MODIFICATIONS. This Mortgage may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         10.7 COMMERCIAL LOAN. Mortgagor represents and warrants that the loans or other financial accommodations included as Liabilities secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

         10.8 GOVERNING LAW. This Mortgage shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to conflict of laws principles.

         10.9 JOINT AND SEVERAL LIABILITY. If Mortgagor consists of more than one person or entity, the word "Mortgagor" shall mean each of them and their liability shall be joint and several.

         10.10 NON-MERGER. In the event Mortgagee shall acquire title to the Property by conveyance from Mortgagor or as a result of foreclosure, this Mortgage shall not merge in the fee estate of the Property but shall remain and continue as an existing and enforceable lien for the Liabilities secured hereby until the same shall be released of record by Mortgagee in writing.

         10.11 JOINDERS AND CONSENTS. Mortgagee agrees, upon request of Mortgagor, to join in any plat for the Real Estate and any utility easements or licenses, and to consent to any homeowner association documents or declarations, development agreements or similar instruments affecting the Real Estate and needed by the Mortgagor in connection with the development of the Real Estate as contemplated by the Loan Documents, at no cost or liability to Mortgagee, except for the cost of review of such documentation by Mortgagor's attorney which shall be payable by Mortgagor, for the sole purpose of subjecting the lien of this Mortgage to the effects of such instruments, provided that such instruments are in form and substance acceptable to Mortgagee in Mortgagee's sole and absolute discretion reasonably exercised. All homeowner association documents or declarations, development agreements or similar instruments affecting the Real Estate shall contain customary provisions subordinating the lien and encumbrance of any assessments or other charges provided for thereunder to the lien of this Mortgage. Mortgagee shall have no obligation to join in or consent to any such documents if doing so would materially diminish the value of the Property or require Mortgagee to directly assume any of Mortgagor's obligations under such instruments.

         IN WITNESS WHEREOF, Mortgagor, intending to be legally bound, has duly executed and delivered this Mortgage and Security Agreement as of the day and year first above written.

                                    BORROWER:


ATTEST:                             ST. LUCIE WEST DEVELOPMENT CORP.,
                                    A DELAWARE CORPORATION

                                    By:
---------------------------------           --------------------------------
Name:    James H. Anderson                  Name:  Paul J. Hegener
Title:   Vice President                     Title: President



ATTEST:                             LAKE CHARLES DEVELOPMENT CORP.,
                                    A DELAWARE CORPORATION

                                    By:
---------------------------------           --------------------------------
Name:  James H. Anderson                    Name: Paul J. Hegener
Title: Vice President                       Title: President


STATE OF FLORIDA
                        SS:
COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged this day by Paul J. Hegener the President and James H. Anderson, the Vice President, respectively of St. Lucie West Development Corp., on behalf of the corporation, who is/are personally known to me or has produced ____________________, as identification.

         Witness my hand and official seal, this 20th day of September, 2001.



                                            --------------------, Notary Public

                                            ------------------------------------

                                            ------------------------------------
                                           (Printed Name of Notary Public)

                                            Commission Expires:
                                            -----------------------------------

                                            Commission Number:
                                            -----------------------------------

STATE OF FLORIDA
                                SS:
COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged this day by Paul J. Hegener the President and James H. Anderson, the Vice President, respectively of Lake Charles Development Corp., on behalf of the corporation, who is/are personally known to me or has produced ____________________, as identification.

         Witness my hand and official seal, this 20th day of September, 2001.


                                            --------------------, Notary Public

                                            ------------------------------------

                                            ------------------------------------
                                           (Printed Name of Notary Public)

                                            Commission Expires:
                                            -----------------------------------

                                            Commission Number:
                                            -----------------------------------

                                   SCHEDULE A
                             DESCRIPTION OF PROPERTY


A PARCEL OF LAND, BEING A PORTION OF PARCEL 7, AS SHOWN ON ST. LUCIE WEST PLAT NO. 81, AS RECORDED IN PLAT BOOK 36, PAGES 25, 25A THRU 25F, AND A PORTION OF THE PLAT OF ST. LUCIE WEST PLAT NO. 112, RECORDED IN PLAT BOOK 37, PAGES 21 AND 21A, BOTH RECORDED IN THE PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA AND LYING IN SECTION 19, TOWNSHIP 36 SOUTH, RANGE 40 EAST, AND SECTION 24, TOWNSHIP 36 SOUTH, RANGE 39 EAST, ST. LUCIE COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF LOT 1, AS SHOWN ON ST. LUCIE WEST PLAT NO. 137, AS RECORDED IN PLAT BOOK 39, PAGES 26 AND 26A, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA; THENCE NORTH 00(3)08'27" WEST, ALONG THE EAST LINE OF THE PLAT OF KINGS ISLE PHASE IV, ST. LUCIE WEST PLAT NO. 62, AS RECORDED IN PLAT BOOK 34, PAGES 20 AND 20A, AND ALSO THE EAST LINE OF THE PLAT OF KINGS ISLE, PHASE VI-A, ST. LUCIE WEST PLAT NO. 68, AS RECORDED IN PLAT BOOK 35, PAGES 3, 3A THRU 3D, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA, A DISTANCE OF 730.32 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE NORTH 00(3)08'27" WEST, ALONG THE SAID EAST LINE OF KINGS ISLE PHASE VI-A, A DISTANCE OF 607.62 FEET TO A POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE WEST AND HAVING A RADIUS OF 3278.29 FEET; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 6(3)59'27" AN ARC DISTANCE OF 400.00 FEET TO A POINT OF TANGENCY WITH A LINE:
THENCE DEPARTING SAID EAST LINE NORTH 07(3)07'54" WEST ALONG SAID TANGENT LINE, A DISTANCE OF 5.00 FEET: THENCE SOUTH 82(3)52'06" WEST, A DISTANCE OF 901.29 FEET; THENCE SOUTH 53(3)51'11" WEST, A DISTANCE OF 599.44 FEET; THENCE SOUTH 36(3)08'49" EAST, A DISTANCE OF 5.00 FEET TO THE NORTHEAST CORNER OF THE PLAT OF KINGS ISLE PHASE V, ST. LUCIE WEST PLAT NO. 66, AS RECORDED IN PLAT BOOK 35, PAGES 12, 12A THRU 12C: THENCE SOUTH 53(3)51'11" WEST ALONG THE NORTH LINE OF KINGS ISLE PHASE V AND THE NORTH LINE OF THE PLAT OF KINGS ISLE PHASE VII-A, ST. LUCIE WEST PLAT NO. 89, AS RECORDED IN PLAT BOOK 36, PAGES 8, 8A THRU 8B, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA, A DISTANCE OF 156.57 FEET; THENCE SOUTH 89(3)19'33" WEST ALONG THE NORTH LINE OF SAID PLAT OF KINGS ISLE PHASE VII-A AND THE NORTH LINE OF THE PLAT OF KINGS ISLE PHASE VII-B, ST. LUCIE WEST PLAT NO. 103, AS RECORDED IN PLAT BOOK 37, PAGES 16 AND 16A, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA, A DISTANCE OF 1700.00 FEET TO A LINE PARALLEL WITH AND 80.00 FEET EAST OF AS MEASURED AT RIGHT ANGLES TO THE EAST LINE OF, THE CASCADES AT ST. LUCIE WEST - PHASE I, ST. LUCIE WEST PLAT NO. 110, AS SHOWN ON THE PLAT RECORDED IN PLAT BOOK 38, PAGES 28, 28A THRU 28O, PUBLIC RECORDS OF SAID ST. LUCIE COUNTY; THENCE NORTH 00(3)40'27" WEST ALONG SAID PARALLEL LINE A DISTANCE OF 875.36 FEET TO A POINT IN THE SOUTHERLY LINE OF THAT CERTAIN EASEMENT AS DESCRIBED BY DEED RECORDED IN OFFICIAL RECORD BOOK 1407, PAGE 1943, PUBLIC RECORDS OF SAID ST. LUCIE COUNTY; THENCE, DEPARTING SAID PARALLEL LINE, TRAVERSE THE SOUTHERLY LINE OF SAID EASEMENT BY THE FOLLOWING FIVE (5) COURSES:

1. SOUTH 64(3)35'28" EAST A DISTANCE OF 107.43 FEET;
2. NORTH 82(3)58'42" EAST, A DISTANCE OF 94.79 FEET;
3. NORTH 72(3)40'44" EAST, A DISTANCE OF 103.99 FEET;
4. NORTH 49(3)18'10" EAST, A DISTANCE OF 102.48 FEET;
5. NORTH 23(3)20'56" EAST, A DISTANCE OF 103.44 FEET TO A POINT OF NON-RADIAL INTERSECTION WITH A CURVE CONCAVE TO THE NORTH AND HAVING A RADIUS OF 175.00

FEET (THE RADIUS POINT BEARS NORTH 61(3)43'27" EAST FROM THIS POINT);

THENCE DEPARTING SAID EASEMENT, SOUTHEASTERLY, EASTERLY AND NORTHEASTERLY ALONG THE ARC OF SAID CURVE THRU A CENTRAL ANGLE OF 140(3)05"03" AN ARC DISTANCE OF
427.86 FEET TO A POINT OF NON-RADIAL INTERSECTION WITH A LINE (THE RADIUS POINT BEARS NORTH 78(3)21'36" WEST FROM THIS POINT); THENCE NORTH 23(3)20'56" EAST ALONG SAID LINE, A DISTANCE OF 278.47 FEET TO A POINT OF CURVATURE WITH A CURVE CONCAVE TO THE SOUTHEAST AND HAVING A RADIUS OF 350.00 FEET; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THRU A CENTRAL ANGLE OF 47(3)31'44" AN ARC DISTANCE OF 290.34 FEET TO A POINT OF TANGENCY WITH A LINE; THENCE NORTH 70(3)52'40" EAST ALONG SAID LINE, A DISTANCE OF 286.41 FEET TO A POINT OF CURVATURE WITH A CURVE CONCAVE TO THE NORTHWEST AND HAVING A RADIUS OF 500.00 FEET; THENCE NORTHEASTERLY AND NORTHERLY ALONG THE ARC OF SAID CURVE THRU A CENTRAL ANGLE OF 71(3)30'49" AN ARC DISTANCE OF 624.07 FEET TO A POINT OF TANGENCY WITH A LINE; THENCE NORTH 00(3)38'09" WEST ALONG SAID LINE A DISTANCE OF 464.81 FEET TO A POINT OF CURVATURE WITH A CURVE CONCAVE TO THE WEST AND HAVING A RADIUS OF 750.00 FEET; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THRU A CENTRAL ANGLE OF 09(3)58'37" AN ARC DISTANCE OF 130.60 FEET TO A POINT OF NON-RADIAL INTERSECTION WITH A LINE (THE RADIUS POINT BEARS SOUTH 79(3)23'14" WEST FROM THIS POINT); THENCE NORTH 67(3)51'01" EAST ALONG SAID LINE A DISTANCE OF 57.78 FEET TO A POINT OF NON-RADIAL INTERSECTION WITH THE ARC OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING A RADIUS OF 175.00 FEET (THE RADIUS POINT BEARS NORTH 08(3)51'10" EAST FROM THIS POINT); THENCE EASTERLY, NORTHEASTERLY AND NORTHERLY, ALONG THE ARC OF SAID CURVE THRU A CENTRAL ANGLE OF 98(3)51'10" AN ARC DISTANCE OF 301.93 FEET TO A POINT OF TANGENCY WITH A LINE; THENCE NORTH 00(3)00'00" EAST ALONG SAID LINE A DISTANCE OF 375.73 FEET; THENCE NORTH 90(3)00'00" EAST, A DISTANCE OF 589.23 FEET; THENCE NORTH 00(3)38'09" WEST, A DISTANCE OF 97.90 FEET; THENCE NORTH 18(3)05'35" EAST, A DISTANCE OF 315.23 FEET TO A POINT OF RADIAL INTERSECTION ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF N.W. CASHMERE BOULEVARD AS SHOWN ON THE SAID PLAT OF THE PLAT OF ST. LUCIE WEST PLAT NO. 112, POINT ALSO BEING ON A CIRCULAR CURVE CONCAVE TO THE SOUTHWEST AND HAVING A RADIUS OF 1090.00 FEET; THENCE TRAVERSING THE FOLLOWING TWO (2) COURSES ALONG SAID RIGHT-OF-WAY LINE;

1. SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 48(3)30'57" AN ARC DISTANCE OF 922.97 FEET TO A POINT OF TANGENCY;

2. THENCE SOUTH 23(3)23'28" EAST, A DISTANCE OF 1440.92 FEET TO A POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE SOUTHWEST AND HAVING A RADIUS OF 1086.28 FEET;

THENCE TRAVERSING THE FOLLOWING FOUR (4) COURSES ALONG THE WESTERLY RIGHT-OF-WAY LINE OF SAID NORTHWEST CASHMERE BOULEVARD AS SHOWN ON SAID ST. LUCIE WEST PLAT NO. 81:

1. SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 23(3)25'02" AN ARC DISTANCE OF 443.97 FEET TO A POINT OF TANGENCY;

2. THENCE SOUTH 00(3)01'34" WEST, A DISTANCE OF 987.71 FEET TO A POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE WEST AND HAVING A RADIUS OF 1086.28 FEET;

3. THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 16(3)36'36" AN ARC DISTANCE OF 314.91 FEET TO A POINT OF REVERSE CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE EAST AND HAVING A RADIUS OF 1206.28 FEET;

4. THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 20(3)55'26" AN ARC DISTANCE OF 440.52 FEET TO A POINT OF NON-RADIAL INTERSECTION WITH A LINE (THE RADIUS POINT OF SAID CURVE BEARS NORTH 85(3)42'44" EAST FROM THIS POINT);

THENCE DEPARTING SAID RIGHT-OF-WAY LINE, SOUTH 89(3)51'33" WEST, A DISTANCE OF
572.68 FEET TO THE POINT OF BEGINNING.

LESS WETLAND NO. 116 AND LESS BUFFER ZONE EASEMENT NO. 116, AS SHOWN ON SAID ST. LUCIE WEST PLAT NO. 81.

............

A PARCEL OF LAND, BEING A PORTION OF PARCEL 7, AS SHOWN ON ST. LUCIE WEST PLAT NO. 81, AS RECORDED IN PLAT BOOK 36, PAGES 25, 25A THROUGH 25F, AS RECORDED IN THE PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA AND LYING IN SECTION 19, TOWNSHIP 36 SOUTH, RANGE 40 EAST, AND SECTION 24, TOWNSHIP 36 SOUTH, RANGE 39 EAST, ST. LUCIE COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE PLAT OF KINGS ISLE PHASE VII-8, ST. LUCIE WEST PLAT NO. 103, AS RECORDED IN PLAT BOOK 37, PAGES 16 AND 16A, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA, THENCE SOUTH 89 DEGREES 19'33" WEST, A DISTANCE OF 80.00 FEET TO A POINT ON THE EAST LINE OF THE PLAT OF THE CASCADES AT ST. LUCIE WEST - PHASE ONE, ST. LUCIE WEST PLAT NO. 110, AS RECORDED IN PLAT BOOK 38, PAGES 28, 28A THROUGH 280, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA; THENCE NORTH 00 DEGREES 40'27" WEST ALONG SAID EAST LINE, AND THE EAST LINE OF THE PLAT OF THE CASCADES AT ST. LUCIE WEST PHASE TWO, ST. LUCIE WEST PLAT NO. 135, RECORDED IN PLAT BOOK 39, PAGES 34, 34A THROUGH 34D, A DISTANCE OF 1,328.18 FEET TO A POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE EAST AND HAVING A RADIUS OF 940.00 FEET; THENCE TRAVERSING THE EASTERLY LINE OF SAID ST. LUCIE WEST PLAT NO. 135 BY THE FOLLOWING THREE (3) COURSES: THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 24 DEGREES 31'08" AN ARC DISTANCE OF 402.26 FEET TO THE POINT OF TANGENCY; THENCE NORTH 23 DEGREES 50'41" EAST, A DISTANCE OF 183.71 FEET TO A POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE SOUTHEAST AND HAVING A RADIUS OF 940.00 FEET; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 10 DEGREES 55'13" AN ARC DISTANCE OF 179.16 FEET; THENCE DEPARTING SAID EASTERLY LINE CONTINUE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 45 DEGREES 02'24", AN ARC DISTANCE OF 738.93 FEET TO A POINT OF REVERSE CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE NORTHWEST AND HAVING A RADIUS OF 810.00 FEET THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 79 DEGREES 54'43", AN ARC DISTANCE OF 1,129.73 FEET TO THE POINT OF TANGENCY; THENCE NORTH 00 DEGREES 06'25" WEST, A DISTANCE OF 35.47 FEET; THENCE NORTH 90 DEGREES 00'00" EAST, A DISTANCE OF 466.88 FEET; THENCE SOUTH 00 DEGREES 00'00" WEST, A DISTANCE OF 375.73 FEET TO A POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 175.00 FEET; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 98 DEGREES 51'10" AN ARC DISTANCE OF 301.93 FEET TO A POINT OF NON-RADIAL INTERSECTION WITH A LINE BEARING SOUTH 67 DEGREES 51'01" WEST (WITH A RADIAL BEARING OF NORTH 08 DEGREES 51'10" EAST FROM SAID INTERSECTION); THENCE SOUTH 67 DEGREES 51'01" WEST, A DISTANCE OF 57.78 FEET TO A POINT OF NON-RADIAL INTERSECTION OF A CIRCULAR CURVE CONCAVE WEST AND HAVING A RADIUS OF 750.00 FEET (WITH A RADIAL BEARING OF SOUTH 79 DEGREES 23'14" WEST FROM SAID INTERSECTION); THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 09 DEGREES 58'37" AN ARC DISTANCE OF
130.60 FEET TO A POINT OF TANGENCY; THENCE SOUTH 00 DEGREES 38'09" EAST, A DISTANCE OF 464.81 FEET TO A POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 500.00 FEET; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 71 DEGREES 30'49" AN ARC DISTANCE OF 624.07 FEET TO THE POINT OF TANGENCY; THENCE SOUTH 70 DEGREES 52'40" WEST, A DISTANCE OF 286.41 FEET TO A POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 350.00 FEET; THENCE SOUTHWESTERLY ALONG THE

ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 47 DEGREES 31'44" AN ARC DISTANCE OF 290.34 FEET TO A POINT OF TANGENCY; THENCE SOUTH 23 DEGREES 20'56" WEST, A DISTANCE OF 278.47 FEET TO A POINT OF NON-RADIAL INTERSECTION OF A CIRCULAR CURVE CONCAVE NORTH AND HAVING A RADIUS OF 175.00 FEET (WITH A RADIAL BEARING OF NORTH 78 DEGREES 21'36" WEST FROM SAID INTERSECTION); THENCE WESTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 140 DEGREES 05'03" AN ARC DISTANCE OF 427.86 FEET TO A POINT ON THE SOUTHERLY LINE OF A NON-EXCLUSIVE CONSERVATION EASEMENT AS RECORDED IN OFFICIAL RECORDS BOOK 1407, PAGE 1943, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA, AND TO A POINT OF NON-RADIAL INTERSECTION WITH A LINE BEARING SOUTH 23 DEGREES 20'56" WEST; THENCE ALONG SAID SOUTHERLY LINE THE FOLLOWING FIVE (5) COURSES, SOUTH 23 DEGREES 20'56" WEST, A DISTANCE OF 103.44 FEET; THENCE SOUTH 49 DEGREES 18'10" WEST, A DISTANCE OF 102.48 FEET; THENCE SOUTH 72 DEGREES 40'44" WEST, A DISTANCE OF 103.99 FEET; THENCE SOUTH 82 DEGREES 58'42" WEST, A DISTANCE OF 94.79 FEET; THENCE NORTH 64 DEGREES 35'28" WEST, A DISTANCE OF 107.43 FEET; THENCE SOUTH 00 DEGREES 40'27" EAST, A DISTANCE OF
875.36 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING:

NON-EXCLUSIVE CONSERVATION EASEMENT RECORDED IN Official Records Book 1407, Page 1943, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA.

AND

WETLAND NO. 89 AND BUFER ZONE EASEMENT ADJACENT THERETO, AS SHOWN ON PLAT OF ST. LUCIE WEST PLAT NO. 81, AS RECORDED IN PLAT BOOK 36, PAGES 25, 25A THROUGH 25F, PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA.

...........


Lots 18-55 in Block 34 and Lots 8-25 in Block 35 as shown on ST. LUCIE WEST PLAT NO. 134 LAKE CHARLES PHASE 3F, according to the Plat thereof recorded in Plat Book 39, Page 17 and 17A-17D of the Public Records of St. Lucie County, Florida; and

Lots 1-104 as shown on ST. LUCIE WEST PLAT NO. 140 LAKE CHARLES PHASE 3G according to the Plat thereof recorded in Plat Book 39, Pages 35 and 35A-35E of the Public Records of St. Lucie County, Florida.

...........

Lots 17-35 in Block C, Lots 31-48 and Lots 112-131 in Block D, Lots 88-97 in Block F and Tract R-2 and Open Space Tracts O.S.T. 11 and 12 as shown on ST. LUCIE WEST PLAT NO. 139, LAKEFOREST AT ST. LUCIE WEST - PHASE III according to the Plat thereof as recorded in Plat Book 39 at Pages 39 and 39A-C of the Public Records of St. Lucie County, Florida.

TOGETHER WITH:

A PARCEL OF LAND LYING IN PARCEL 3B REVISED, AS SHOWN ON THE PLAT OF ST. LUCIE WEST PLAT NO. 94, A REPLAT IN PARCEL 3B, AS RECORDED IN PLAT BOOK 36, PAGES 23 AND 23A AND A PORTION OF PARCEL 3B AND A PORTION OF CONSERVATION TRACT NO. 1, AS SHOWN ON THE PLAT OF ST. LUCIE WEST PLAT NO. 36, ACREAGE & CONSERVATION TRACTS

AS RECORDED IN PLAT BOOK 30, PAGES 1, 1A TO 1U BOTH RECORDED IN THE PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHEAST CORNER OF SAID PARCEL 3B REVISED; THENCE NORTH 00(degree)15'12" EAST ALONG THE EAST LINE OF SAID PARCEL, A DISTANCE OF 309.43 FEET TO THE SOUTHEAST CORNER OF A BUFFER ZONE TRACT, AS SHOWN ON SAID PLAT AND THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL; THENCE NORTH 89(degree)44'48" WEST ALONG THE SOUTHERLY LINE OF SAID TRACT, A DISTANCE OF
190.22 FEET; THENCE, CONTINUE ALONG A PORTION OF THE WESTERLY LINE OF SAID TRACT NORTH 19(degree)07'26" WEST, A DISTANCE OF 525.37 FEET; THENCE, DEPARTING SAID BUFFER ZONE TRACT SOUTH 89(degree)53'41" WEST, A DISTANCE OF 497.13 FEET; THENCE NORTH 77(degree)06'56" WEST, A DISTANCE OF 92.35 FEET; THENCE NORTH 43(degree)08'12" WEST, A DISTANCE OF 64.69 FEET; THENCE SOUTH 46(degree)51'48" WEST, A DISTANCE OF 401.84 FEET; THENCE SOUTH 54(degree)38'15" WEST, A DISTANCE OF 66.86 FEET; THENCE SOUTH 58(degree)50'36" WEST, A DISTANCE OF 62.09 FEET; THENCE SOUTH 65(degree)44'31" WEST, A DISTANCE OF 57.85 FEET; THENCE SOUTH 65(degree)02'00" WEST, A DISTANCE OF 52.00 FEET; THENCE SOUTH 65(degree)44'31" WEST, A DISTANCE OF 56.55 FEET; THENCE SOUTH 70(degree)04'41" WEST, A DISTANCE OF 58.98 FEET; THENCE SOUTH 73(degree)12'24" WEST, A DISTANCE OF 58.98 FEET; THENCE SOUTH 77(degree)38'22" WEST, A DISTANCE OF 58.98 FEET; THENCE SOUTH 80(degree)46'06" WEST, A DISTANCE OF 58.98 FEET; THENCE SOUTH 85(degree)12'03" WEST A DISTANCE OF 58.98 FEET; THENCE SOUTH 85(degree)15'22" WEST, A DISTANCE OF
11.13 FEET; THENCE SOUTH 89(degree)53'41" WEST, A DISTANCE OF 62.70 FEET; THENCE NORTH 00(degree)06'19" WEST, A DISTANCE OF 95.00 FEET TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE SOUTHEAST AND HAVING A RADIUS OF 25.00 FEET; THENCE NORTHERLY AND EASTERLY ALONG THE ARC OF SAID CURVE THRU A CENTRAL ANGLE OF 90(degree)00'00", AN ARC DISTANCE OF 39.27 FEET TO A POINT OF CUSP WITH A LINE; THENCE SOUTH 89(degree)53'41" WEST, ALONG SAID LINE A DISTANCE OF 530.00 FEET TO THE WESTERLY LINE OF SAID PARCEL 3B REVISED; THENCE NORTH 00(degree)06'19" WEST ALONG SAID WEST LINE, A DISTANCE OF 120.00 FEET TO THE SOUTHWEST CORNER OF LOT 3B-1 AS SHOWN ON THE PLAT OF ST. LUCIE WEST PLAT NO. 124, FIRST REPLAT IN PARCEL 3B REVISED, RECORDED IN PLAT BOOK 38, PAGES 26 AND 26A, PUBLIC RECORDS OF SAID ST. LUCIE COUNTY; THENCE TRAVERSING THE BOUNDARY OF SAID LOT 3B-1 BY THE FOLLOWING FOUR (4) COURSES;

1. NORTH 89(degree)53'41" EAST, A DISTANCE OF 340.00 FEET;

2. NORTH 00(degree)06'19" WEST, A DISTANCE OF 389.31 FEET TO A POINT OF CURVATURE WITH A CURVE CONCAVE TO THE SOUTHWEST AND HAVING A RADIUS OF 4084.46 FEET;

3. NORTHWESTERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 13(degree)34'44", AN ARC DISTANCE OF 968.01 FEET TO THE PONT OF RADIAL INTERSECTION WITH A LINE;

4. SOUTH 76(degree)18'56" WEST ALONG SAID LINE, A DISTANCE OF 340.00 FEET TO A POINT OF RADIAL INTERSECTION WITH A CURVE CONCAVE TO THE SOUTHWEST AND HAVING A RADIUS OF 3744.46 FEET, SAID POINT BEING THE NORTHWEST CORNER OF SAID LOT 3B-1 AND ALSO LYING ON THE EASTERLY RIGHT-OF-WAY LINE OF SOUTHWEST CASHMERE BOULEVARD AS SHOWN ON ST. LUCIE WEST PLAT NO. 94, RECORDED IN PLAT BOOK 36, PAGES 23 AND 23A, OF SAID ST. LUCIE COUNTY; THENCE TRAVERSING SAID EASTERLY RIGHT-OF-WAY LINE BY THE FOLLOWING TWO (2) COURSES:

1. NORTHWESTERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 01(degree)53'55", AN ARC DISTANCE OF 124.07 FEET TO A POINT OF TANGENCY WITH A LINE;

2. NORTH 15(degree)34'58" WEST, ALONG SAID LINE A DISTANCE OF 136.00 FEET TO THE SOUTHEAST CORNER OF SOUTHWEST CASHMERE BOULEVARD AS SHOWN ON ST. LUCIE WEST PLAT NO. 28, RECORDED IN PLAT BOOK 32, PAGES 4, 4A AND 4B, OF SAID ST. LUCIE COUNTY; THENCE TRAVERSING SAID EASTERLY RIGHT-OF-WAY LINE BY THE FOLLOWING TWO (2)
COURSES:

1. CONTINUE NORTH 15(degree)34'58" WEST, A DISTANCE OF 62.83 FEET TO A POINT OF CURVATURE WITH A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 1372.69 FEET;

2. NORTHWESTERLY, ALONG THE ARC OF SAID CURVE THRU A CENTRAL ANGLE OF 01(degree)45'37", AN ARC DISTANCE OF 42.18 FEET TO A POINT OF NON-RADIAL INTERSECTION WITH A LINE (THE RADIUS POINT OF SAID CURVE BEARS NORTH 76(degree)10'39" EAST FROM THIS POINT); THENCE NORTH 74(degree)25'02" EAST, DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 632.12 FEET TO THE SOUTHWEST CORNER OF UPLAND TRACT NO. 5, AS SHOWN ON ST. LUCIE WEST PLAT NO. 129 LakeForest AT ST. LUCIE WEST - PHASE II RECORDED IN PLAT BOOK 39, PAGES 5, 5A TO 5C, PUBLIC RECORDS OF SAID ST. LUCIE COUNTY; THENCE TRAVERSING THE SOUTHERLY BOUNDARY OF SAID ST. LUCIE WEST PLAT NO. 129 LakeForest AT ST. LUCIE WEST - PHASE II BY THE FOLLOWING TEN (10) COURSES;

1. CONTINUE NORTH 74(degree)25'02" EAST, A DISTANCE OF 13.43 FEET;
2. NORTH 13(degree)01'19" EAST, A DISTANCE OF 51.87 FEET;
3. SOUTH 79(degree)29'01" EAST, A DISTANCE OF 50.73 FEET;
4. SOUTH 84(degree)29'40" EAST, A DISTANCE OF 50.73 FEET;
5. SOUTH 89(degree)30'18" EAST, A DISTANCE OF 50.73 FEET;
6. NORTH 85(degree)29'02" EAST, A DISTANCE OF 50.73 FEET;
7. NORTH 80(degree)28'23" EAST, A DISTANCE OF 50.73 FEET;
8. NORTH 74(degree)24'50" EAST, A DISTANCE OF 51.07 FEET;
9. NORTH 75(degree)21'14" EAST, A DISTANCE OF 52.01 FEET;
10. NORTH 74(degree)24'50" EAST, A DISTANCE OF 373.00 FEET TO TO A POINT ON THE WESTERLY BOUNDARY OF ST. LUCIE WEST PLAT NO. 139, LakeForest AT ST. LUCIE WEST - PHASE III, RECORDED IN PLAT BOOK 39, PAGES 39, 39A TO 39C, PUBLIC RECORDS OF SAID ST. LUCIE COUNTY; THENCE TRAVERSING THE WESTERLY AND SOUTHERLY BOUNDARY OF SAID ST. LUCIE WEST PLAT NO. 139 LakeForest AT
ST. LUCIE WEST - PHASE III BY THE FOLLOWING NINETEEN (19) COURSES;

1. SOUTH 15(degree)35'10" EAST, A DISTANCE OF 313.00 FEET;
2. SOUTH 74(degree)24'50" WEST, A DISTANCE OF 120.00 FEET;
3. SOUTH 15(degree)35'10" EAST, A DISTANCE OF 534.00 FEET;
4. NORTH 74(degree)24'50" EAST, A DISTANCE OF 120.00 FEET;
5. NORTH 67(degree)45'34" EAST, A DISTANCE OF 60.41 FEET TO A POINT OF NON RADIAL INTERSECTION WITH A CURVE CONCAVE TO THE SOUTHEAST AND HAVING A RADIUS OF
25.00 FEET (THE RADIUS POINT OF SAID CURVE BEARS NORTH 74(degree)24'50" EAST FROM THIS POINT);
6. NORTHEASTERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 90(degree)00'00", AN ARC DISTANCE OF 39.27 FEET TO A POINT OF RADIAL INTERSECTION WITH A LINE;
7. NORTH 74(degree)24'50" EAST ALONG SAID LINE, A DISTANCE OF 210.59 FEET TO A POINT OF CURVATURE WITH A CURVE CONCAVE TO THE SOUTH AND HAVING A RADIUS OF
500.00 FEET;
8. EASTERLY ALONG THE ARC OF SAID CURVE, THRU A CENTRAL ANGLE OF 15(degree)35'10" , AN ARC DISTANCE OF 136.01 FEET TO A POINT OF TANGENCY WITH A LINE;
9. SOUTH 90(degree)00'00" EAST ALONG SAID LINE, A DISTANCE OF 91.84 FEET;
10. NORTH 00(degree)00'00" EAST, A DISTANCE OF 180.00 FEET;
11. SOUTH 90(degree)00'00" EAST, A DISTANCE OF 156.99 FEET TO A POINT OF INTERSECTION WITH THE SOUTHERLY BOUNDARY OF SAID CONSERVATION TRACT NO. 1;
12. CONTINUE SOUTH 90(degree)00'00" EAST, A DISTANCE OF 13.43 FEET;
13. SOUTH 83(degree)35'06" EAST, A DISTANCE OF 68.27 FEET;
14. SOUTH 71(degree)41'12" EAST, A DISTANCE OF 24.25 FEET TO A POINT OF INTERSECTION WITH THE SOUTHERLY BOUNDARY OF SAID CONSERVATION TRACT NO. 1;
15. CONTINUE SOUTH 71(degree)41'12" EAST DEPARTING SAID SOUTHERLY BOUNDARY, A DISTANCE OF 54.00 FEET;
16. SOUTH 54(degree)31'41" EAST, A DISTANCE OF 105.41 FEET;
17. SOUTH 35(degree)27'59" EAST, A DISTANCE OF 105.41 FEET;


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18. SOUTH 18(degree)14'21" EAST, A DISTANCE OF 102.83 FEET;
19. SOUTH 89(degree)44'48" EAST, A DISTANCE OF 55.28 FEET TO A POINT OF INTERSECTION WITH THE EAST LINE OF SAID ST. LUCIE WEST PLAT NO. 94; THENCE SOUTH 00(degree)15'12" WEST ALONG SAID EAST LINE, A DISTANCE OF 1508.59 FEET TO THE POINT OF BEGINNING.

...........


Lots 1-23, inclusive, Lot 43, Lot 45, Lots 49-54, inclusive and Lots 93-101, inclusive, as shown on ST. LUCIE WEST PLAT NO. 130, TORTOISE CAY AT ST. LUCIE WEST-PHASE 1, according to the Plat thereof recorded in Plat Book 39, at Pages 19 and 19A-19F of the Public Records of St. Lucie County, Florida; and

Lots 1-192, inclusive, except that portion of Lot 1 described in document recorded in Official Records Book 1387, Page 656, Tract R-2, the Private Drainage Easements, Open Space Tracts O.S.T. 8, 9, 10 and 11 and the Wall Easement as shown on ST. LUCIE WEST PLAT NO. 136, TORTOISE CAY AT ST. LUCIE WEST PHASE II, according to the Plat thereof recorded in Plat Book 39, at Pages 18 and 18A-G of the Public Records of St. Lucie County, Florida.

...........


LOT 4 AS SHOWN ON ST. LUCIE WEST PLAT NO. 84, PARCEL 24 COMMERCIAL SUBDIVISION ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 36, PAGE 3 AND 3A-C OF THE PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA.

BOYD-OUTBACK

...........


PARCELS 34 AND 38 AS SHOWN ON PLAT ENTITLED ST. LUCIE WEST PLAT NO. 131 PARCEL 34 REVISED ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 39, PAGE 14 AND 14A OF THE PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA.

HOME DEPOT


A PARCEL OF LAND LYING IN PORTIONS OF LOTS 1 AND 2, AS SHOWN ON THE PLAT OF ST. LUCIE WEST PLAT NO. 84, PARCEL 24 COMMERCIAL SUBDIVISION, AS RECORDED IN PLAT BOOK 36, PAGES 3, 3A THRU 3C, PUBLIC RECORDS OF ST. LUCE COUNTY, FLORIDA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT PORTION OF SAID LOT 1, LYING NORTHWESTERLY OF A LINE PARALLEL WITH AND
48.83 FEET SOUTHEASTERLY OF, AS MEASURED AT RIGHT ANGLES TO THE NORTHWESTERLY LINE OF SAID LOT 1;

TOGETHER WITH:

ALL THAT PORTION OF SAID LOT 2, LYING NORTHEASTERLY OF A LINE PARALLEL WITH AND
338.60 FEET SOUTHWESTERLY OF AS MEASURED AT RIGHT ANGLES TO THE NORTHEASTERLY LINE OF SAID LOT 2.


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                                   SCHEDULE B
                        PERMITTED LIENS AND ENCUMBRANCES




         1. St. Lucie West Community Development District ("CDD") Development Date in a maximum amount of $13,700,000.00.

         2. CDD Assessment Debt [for public infrastructure bond financing for the St. Lucie West Subdivision property]

         3. Mortgage dated ___________, given by ___________ to ____________, in the original amount of $____________, recorded in Official Record Book ______, page _____, Public Records of St. Lucie County, Florida, as assigned to and owned by Core Communities, Inc., in Official Record Book ____, page ____, Public Records of St. Lucie County, Florida, having a current outstanding principal balance of $________.

         4. Matters shown in Chicago Title Insurance Company Commitment No.
______________.

                                   SCHEDULE C
                             RELEASE PRICE SCHEDULE


The following described parcels of land located within the St. Lucie West PUD:

1.       The Vineyards f/k/a Tortoise Cay - 130 Single Family Lots:

         $17,070 per lot, but not less than the aggregate total release amount of $2,219,079.00; provided that the portion of such property located outside of lots (such as roads, buffer areas, entry features, etc.) shall upon request be released for no release fee as long as such lots have legal access for ingress and egress and utilities by either dedication on plat(s) or easements, in form reasonably acceptable to Mortgagee.


2.       Lake Forest - 299 Single Family Lots:

         $4,463 per lot per lot, but not less than the aggregate total release amount of $1,334,428.00; provided that the portion of such property located outside of lots (such as roads, buffer areas, entry features, etc.) shall upon request be released for no release fee as long as such lots have legal access for ingress and egress and utilities by either dedication on plat(s) or easements, in form reasonably acceptable to Mortgagee.


3.       Outback Restaurant Parcel - 3.0+ acre parcel: $568,557.00

4.       Chili's Restaurant Parcel -  1.951+ acre parcel:  $330,798.00

5.       Home Depot Parcel - 20.36 acre parcel:  $2,431,954.00

6. Lake Charles - 160 Single Family Lots: $15,590 per lot, but not less than the aggregate total release amount of $2,494,399.00

7.       Parcel 7:

         First Take Down Release - 192.5 acres: $20,170 per acre, but not less than the aggregate total release amount of $3,882,437.00

         Second Take Down Release - 49.5 acres: $20,170 per acre, but not less than the aggregate total release amount of $998,454.00